SUPPLEMENT DATED MARCH 1, 2013
to

TO PROSPECTUS DATED MAY 1, 1997
FOR NEW YORK PREFERRED ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
VARIABLE ACCOUNT K

Pursuant to Board of Trustee and shareholder approval, effective at the close of business on April 26, 2013, Columbia Variable Portfolio – Money Market Fund will merge into Columbia Variable Portfolio – Cash Management Fund.

Please retain this supplement with your prospectus for future reference.